UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 19, 2005

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as seller under a Pooling and Servicing Agreement, dated as of August 1, 2005, providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2005-EFC3 (Exact name of registrant as specified in its charter)


             DELAWARE               333-125485               41-1955181
 (State of Other Jurisdiction of    (Commission           (I.R.S. Employer
          Incorporation)             File Number)        Identification No.)


    8400 Normandale Lake Blvd.                           55437
            Suite 250                                  (Zip Code)
      Minneapolis, Minnesota
(Address of Principal Executive Offices)



Registrant's telephone number, including area code, is (952) 857-7000


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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

        On or about August 30, 2005, the Registrant will cause the issuance and sale of Mortgage Asset-Backed Pass-Through Certificates, Series 2005-EFC3 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of August 1, 2005, among the Registrant, Residential Funding Corporation, as Master Servicer, and U.S. Bank National Association, as Trustee.

               In connection with the sale of the Certificates, the Registrant has been advised by Residential Funding Securities Corporation (the "Underwriter") that the Underwriter has furnished to prospective investors certain information that may be considered "collateral term sheets" (the "Collateral Term Sheets") with respect to the Certificates following the effective date of Registration Statement No. 333-125485, which Collateral Term Sheets are being filed electronically as exhibits to this report.

               The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

               THE   UNDERWRITER   HAS  ADVISED  THE  REGISTRANT   THAT  CERTAIN
INFORMATION IN THE COLLATERAL TERM SHEETS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

               The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Collateral Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

        (a)    Financial Statements. Not applicable.
        (b)    Pro Forma Financial Information. Not applicable.
        (c)    Exhibits

                      99.1 Collateral Term Sheets

                      99.2 Collateral Term Sheets





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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                               RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                                 By: /s/ Joseph Orning
                               Name: Joseph Orning
                              Title: Vice President





Dated:  August 19, 2005



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                                  EXHIBIT INDEX

                               Item 601(a) of
                                Sequentially
                Exhibit         Regulation S-K     Number
                Number          Exhibit No.        Description


                   1            99                 Collateral Term Sheets
                   2            99                 Collateral Term Sheets


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EXHIBIT INDEX

Exhibit No.     Description of Exhibit

99.1            Collateral Term Sheets

99.2            Collateral Term Sheets